ANNUAL REPORT
--------------------------------------------------------------------------------

                                [GRAPHIC OMITTED]

                                     Income
                                Securities Trust

                                DECEMBER 31, 1997


                           [LOGO] JOHN HANCOCK FUNDS
                                  A Global Investment Management Firm

================================================================================

                        --------------------------------
                                    TRUSTEES
                             EDWARD J. BOUDREAU, JR.
                              DENNIS S. ARONOWITZ*
                            RICHARD P. CHAPMAN, JR.*
                              WILLIAM J. COSGROVE*
                               DOUGLAS M. COSTLE*
                                LELAND O. ERDAHL*
                               RICHARD A. FARRELL*
                                 GAIL D. FOSLER*
                               WILLIAM F. GLAVIN*
                                 ANNE C. HODSDON
                               DR. JOHN A. MOORE*
                             PATTI MCGILL PETERSON*
                                 JOHN W. PRATT*
                               RICHARD S. SCIPIONE
                               EDWARD J. SPELLMAN*
                         *Members of the Audit Committee

                                    OFFICERS
                             EDWARD J. BOUDREAU, JR.
                      Chairman and Chief Executive Officer
                               ROBERT G. FREEDMAN
                                Vice Chairman and
                            Chief Investment Officer
                                 ANNE C. HODSDON
                                    President
                                 JAMES B. LITTLE
                            Senior Vice President and
                             Chief Financial Officer
                                 SUSAN S. NEWTON
                          Vice President and Secretary
                               JAMES J. STOKOWSKI
                          Vice President and Treasurer
                                THOMAS H. CONNORS
                  Second Vice President and Compliance Officer

                                    CUSTODIAN
                         INVESTORS BANK & TRUST COMPANY
                              200 CLARENDON STREET
                           BOSTON, MASSACHUSETTS 02116

                          TRANSFER AGENT AND REGISTRAR
                        STATE STREET BANK & TRUST COMPANY
                               225 FRANKLIN STREET
                           BOSTON, MASSACHUSETTS 02110

                               INVESTMENT ADVISER
                           JOHN HANCOCK ADVISERS, INC.
                              101 HUNTINGTON AVENUE
                        BOSTON, MASSACHUSETTS 02199-7603

                                  LEGAL COUNSEL
                                HALE AND DORR LLP
                                 60 STATE STREET
                        BOSTON, MASSACHUSETTS 02109-1803

                              INDEPENDENT AUDITORS
                                ERNST & YOUNG LLP
                              200 CLARENDON STREET
                        BOSTON, MASSACHUSETTS 02116-5072

                   LISTED NEW YORK STOCK EXCHANGE SYMBOL: JHI
                         JOHN HANCOCK CLOSED-END FUNDS:
                                 1-800-843-0090

                        --------------------------------

===============================CHAIRMAN'S MESSAGE===============================

DEAR FELLOW SHAREHOLDERS:

The financial markets in 1997 were anything but dull. Bond investors enjoyed the benefits of a strong economy with no inflation. Stock investors were treated to record-breaking performance by the Dow Jones Industrial Average, but with record-breaking volatility. After two years of strong advances with relatively minor swings, the stock market's recent sharp drops and enormous rebounds have caused a fair share of investor concern.

      The latest round began in October and was largely due to uncertainty in foreign markets. Southeast Asia sneezed and the rest of the world caught a cold. On October 27, the Dow experienced its largest one-day point decline, dropping 554 points. In percentage terms, however, that roughly 7% decline didn't even register on the list of 10 largest drops. The next day, the market bounced right back, as the Dow had a record one-day vault of 337 points. In short order, the U.S. market had bounced back, yet it and many markets remained edgy and more volatile as investors sorted out the Asian turmoil and its implications on economic growth, interest rates and corporate earnings.

      In the face of such uncertainty, a trusted investment professional can be your best ally. Now, more than ever, your investment professional can help you take the emotion out of investment decisions. At a time when your instincts might have you react to the heat of the market's moment, your investment professional can serve as an objective voice to put current events in a longer-term perspective. He or she can also help you evaluate your investments in any market environment to ensure that they fit your risk tolerance and time horizons. On an ongoing basis, your investment professional is there for you to check out new investment ideas or to get an informed opinion about current economic and market conditions.

      We encourage you to take advantage of this important resource. Working together, you can draw up a detailed road map to help reach your financial destination regardless of the conditions along the way.

Sincerely,


/s/ Edward J. Boudreau, Jr.

EDWARD J. BOUDREAU, JR., CHAIRMAN AND CHIEF EXECUTIVE OFFICER

[A 1 1/4" x 1" photo of Edward J. Boudreau, Jr., Chairman and Chief Executive Officer, flush right, next to second paragraph.]

================================================================================

                     BY JAMES K. HO, CFA, PORTFOLIO MANAGER

                                  John Hancock
                             Income Securities Trust

                        Bond investors fared well in 1997
                  despite pockets of nerve-wracking volatility

Fiscal 1997 began last January amid an unsettled market environment as investors speculated on whether or not the Federal Reserve Board would raise interest rates to slow economic growth and head off inflation. Investor uncertainty culminated in a brief period of market turbulence in late February and March as investors reacted to the Fed's 0.25% increase in short-term rates.

      Markets then regained their footing and moved forward with considerable strength until midsummer, when leading indicators began to suggest that economic growth was accelerating faster than anticipated and that higher inflation might yet be on the way. Investors responded to the data in knee-jerk fashion, causing bond prices to tumble and yields to rise across the board during much of August. With September's arrival, investors' inflation fears had abated. Bond prices turned upward yet again.

      Meanwhile, Asia's currency woes had continued to quietly build steam throughout the summer. Finally, the fiscal ills plaguing the Asian region boiled over into world markets in late October and early November. U.S. investment-grade corporate bonds, high-yield bonds, and emerging-market debt issues took a drubbing as investors worldwide flocked to the safety of U.S. Treasury securities. In fact, U.S. Treasuries rallied so tremendously that by the Fund's fiscal year end, the yield on the bellwether 30-year Treasury bond tested historic lows,

"...bonds wound up having a good year."

[A 2 1/4" x 3 3/4" photo of Fund management team at bottom right. Caption reads:
"Jim Ho (seated) and Fund management team members (l-r): Lester Duke, Beverly Cleathero, Seth Robbins and Linda Carter."]

================================================================================

                  John Hancock Funds - Income Securities Trust

Asian turmoil created a buying opportunity in corporate bonds.

ending at 5.92%. By the year's end, the U.S. corporate and high-yield markets had also begun to regain their footing, as well. Overall, bonds wound up having a good year.

      For John Hancock Income Securities Trust, fiscal 1997 also wrapped up on an attractive note. The Fund produced a strong total return of 10.29% at net asset value, outperforming the average open-end corporate debt A-rated fund's 9.17% return, according to Lipper Analytical Services, Inc.

Duration and yield curve strategies pay off

While we generally try to avoid making duration adjustments and yield curve positioning the focal points of our investment management, the strategies we employed during the year contributed to the Fund's solid performance. Throughout the period, we kept the Fund's average duration -- a measure of the Fund's sensitivity to interest rate changes -- relatively short-to-neutral in comparison to other comparable bond funds and its benchmark, the Lehman Brothers Government/Corporate Bond Index. In doing so, we aligned the Fund's assets at opposite ends of the yield curve -- a widely followed graph illustrating the difference between short-term and long-term interest rates -- owning both short-term and long-term securities. This positioning is known as a "barbell" structure and helped the Fund as the yield curve flattened considerably during the fiscal year. In fact, the difference in yield between the 2-year Treasury note and the 30-year Treasury bond was only slightly more than a quarter of a percentage point by fiscal year end.

      As the period drew to a close, we adjusted duration to a more solidly neutral position and shifted to a "bullet" strategy, redeploying assets in intermediate-term securities, thereby matching the benchmark's duration more closely. We have positioned the portfolio thus, believing the Fed will leave interest rates alone or perhaps even cut short-term rates should corporate profits come under pressure and the economy begin to slow as a result of Asia's economic turmoil. This, in turn, would most likely result in a steepening of the yield curve. Emphasizing intermediate-term securities, we believe, will best serve the Fund should the yield curve begin to steepen in the months ahead.

Sector strengths

In pursuing a high level of current income consistent with prudent investment risk, the Fund focuses on corporate bonds, while placing a secondary emphasis on U.S. government and government agency securities. Investment-grade corporate bonds comprise the bulk of the portfolio's net assets and, therefore, its performance. However, each sector in which we chose to invest

[Chart entitled "Top Five Bond Sectors" at top left hand column. The chart lists five sectors: 1) U.S. Government & Agencies 33%; 2) Banks & Financials 22%; 3) Utilities 14%; 4) Media 7%; 5) Transportation 5%. A footnote below states "As a percentage of net assets on December 31, 1997."]

[Table entitled "Scorecard" at bottom of left hand column. The header for the left column is "Investment"; the header for the right column is "Recent performance ... and what's behind the numbers." The first listing is Nextel Communications followed by an up arrow and the phrase "Strong demand for wireless communications." The second listing is NB Capital Trust followed by a horizontal arrow and the phrase "Callable bond structure hurt by declining interest rates." The third listing is TCI, Inc. followed by an up arrow and the phrase "Improvement in cable operations." Footnote below reads: "See "Schedule of Investments." Investment holdings are subject to change."]

================================================================================

                  John Hancock Funds - Income Securities Trust

provided the Fund with respectable performance at different times during the year.

      Exposure to emerging-market corporate bonds early in the fiscal year proved fruitful; however, we gave back some, but not all, of the gains during the carnage of late October/early November. Fortunately, we had discerned that turbulence was mounting in the Asian nations and sold out of most positions in that region during late summer, thereby avoiding much of the downturn. Naturally, volatility spilled over into other emerging markets, such as Latin America, in which the Fund had some exposure. We opportunistically sold out of many positions there as well, anticipating further turmoil down the road.

      As it became increasingly evident that investors worldwide were looking to U.S. Treasury securities as the safest haven, we opted to increase our weighting of U.S. Treasury issues slightly. On the other hand, the downward pressure that Asia's turmoil placed on U.S. high-yield and investment-grade corporate bonds also presented us with attractive buying opportunities in those groups. Believing that the fundamentals of many U.S. corporations remain solid, we bought on dips as selective credits grew more appealing on a valuation basis. We added to such existing holdings as Time Warner and TCI Communications. After conducting extensive research, we selectively purchased several high-yield bonds, including Physicians Sales Service, Garden State News and Nextel Communications. The three main industry sectors we emphasized in the corporate arena included media, utilities and financial services, particularly banks.

Keeping a watchful eye on Asia

Current market conditions seem to suggest that bonds could continue to fare well in the months ahead. The impact of Asia's currency crisis may begin to create a drag on the U.S. economy in the form of "cheaper" export prices and lower corporate profitability. This prospect, combined with Fed Chairman Greenspan's recent remarks about the potential for deflation, hint at a classical bias toward lower interest rates. Given such a possibility, we expect to maintain a duration-neutral strategy and a "bullet" structure along the yield curve. We also will continue to upgrade the overall portfolio by moving into industry sectors we believe are less subject to the vagaries of the economy -- media, utilities, and healthcare, for example. As always, selectivity will continue to be emphasized in terms of credit quality and valuation.

"...bonds could continue to fare well in the months ahead."


--------------------------------------------------------------------------------
This commentary reflects the views of the portfolio manager through the end of the Fund's period discussed in this report. Of course, the manager's views are subject to change as market and other conditions warrant.

[Bar chart with heading "Fund Performance" at top of left hand column. Under the heading is the footnote: "For the year ended December 31, 1997." The chart is scaled in increments of 2% from bottom to top, with 12% at the top and 0% at the bottom. Within the chart, there are two solid bars. The first represents the 10.29% total return for John Hancock Income Securities Trust. The second represents the 9.17% total return for the average open-end corporate debt A-rated fund. The footnote below states: "The total return for John Hancock Income Securities Trust is at net asset value with all distributions reinvested. The average open-end corporate debt A-rated fund is tracked by Lipper Analytical Services, Inc."]

==============================FINANCIAL STATEMENTS==============================

                  John Hancock Funds - Income Securities Trust

The Statement of Assets and Liabilities is the Fund's balance sheet and shows the value of what the Fund owns, is due and owes on December 31, 1997. You'll also find the net asset value as of that date.

Statement of Assets and Liabilities
December 31, 1997
--------------------------------------------------------------------------------
Assets:
  Investments at value - Note C:
   Publicly traded bonds (cost - $164,797,375) ..............     $ 170,103,583
   Joint repurchase agreement (cost -$3,440,000) ............         3,440,000
   Corporate savings account ................................               627
                                                                  -------------
                                                                    173,544,210
   Receivable for investments sold ..........................            24,000
   Interest receivable ......................................         3,275,070
   Other assets .............................................             7,001
                                                                  -------------
                    Total Assets ............................       176,850,281
                    -----------------------------------------------------------
Liabilities:
  Payable for investments purchased .........................         2,038,685
  Dividend payable ..........................................           397,451
  Payable for futures variation margin - Note A .............             1,188
  Payable to John Hancock Advisers, Inc. ....................
   and affiliates - Note B ..................................           379,451
  Accounts payable and accrued expenses .....................            93,123
                                                                  -------------
                    Total Liabilities .......................         2,909,898
                    -----------------------------------------------------------
Net Assets:
  Capital paid-in ...........................................       169,114,379
  Accumulated net realized loss on investments and
   financial futures contracts ..............................          (520,500)
  Net unrealized appreciation of investments and
   financial futures contracts ..............................         5,304,120
  Undistributed net investment income .......................            42,384
                                                                  -------------
                    Net Assets ..............................     $ 173,940,383
                    ===========================================================
Net Asset Value Per Share:
  (Based on 10,511,835 shares of beneficial
   interest outstanding - 30 million shares
   authorized with no par value) ............................            $16.55
  =============================================================================


The Statement of Operations summarizes the Fund's investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

Statement of Operations
Year ended December 31, 1997
--------------------------------------------------------------------------------

Investment Income:
  Interest ....................................................     $14,015,985
                                                                   ------------
  Expenses:
  Investment management fee - Note B ..........................       1,054,986
  Transfer agent fee - Note B .................................         122,635
  Printing ....................................................          78,754
  Custodian fee ...............................................          63,521
  Auditing fee ................................................          36,500
  Financial services fee - Note B .............................          31,187
  New York Stock Exchange fee .................................          24,653
  Trustees' fees ..............................................          13,497
  Miscellaneous ...............................................           6,374
  Legal fees ..................................................           2,544
                                                                   ------------
                    Total Expenses ............................       1,434,651
                    -----------------------------------------------------------
                    Net Investment Income .....................      12,581,334
                    -----------------------------------------------------------
Realized and Unrealized Gain (Loss) on Investments and
Financial Futures Contracts:
  Net realized loss on investments sold .......................        (231,879)
  Net realized loss on financial futures contracts ............         (36,589)
  Change in net unrealized appreciation/depreciation
   of investments .............................................       4,042,558
  Change in net unrealized appreciation/depreciation
   of investments and financial futures contracts .............          (3,313)
                                                                   ------------
                    Net Realized and Unrealized
                    Gain on Investments and
                    Financial Futures Contracts ...............       3,770,777
                    -----------------------------------------------------------
                    Net Increase in Net Assets
                    Resulting from Operations .................     $16,352,111
                    ===========================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                  John Hancock Funds - Income Securities Trust

Statement of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                                                         YEAR ENDED DECEMBER 31,
                                                                                                    -------------------------------
                                                                                                         1996              1997
                                                                                                    -------------     -------------
Increase (Decrease) in Net Assets:
From Operations:
   Net investment income .......................................................................      $12,617,557       $12,581,334
   Net realized gain (loss) on investments sold and financial futures contracts ................          342,684          (268,468)
   Change in net unrealized appreciation/depreciation of investments and
     financial futures contracts ...............................................................       (5,805,120)        4,039,245
                                                                                                    -------------     -------------
     Net Increase in Net Assets Resulting from Operations ......................................        7,155,121        16,352,111
                                                                                                    -------------     -------------
Distributions to Shareholders:
   Dividends from net investment income ($1.2175 and $1.2025 per share, respectively) ..........      (12,614,747)      (12,592,069)
                                                                                                    -------------     -------------
From Fund Share Transactions - Net:*
   (Market value of shares issued in reinvestment of distributions) ............................        1,688,062         1,219,573
                                                                                                    -------------     -------------
Net Assets:
   Beginning of period .........................................................................      172,732,332       168,960,768
                                                                                                    -------------     -------------
   End of period (including undistributed net investment income of $53,119 and
     $42,384, respectively) ....................................................................     $168,960,768      $173,940,383
                                                                                                    =============     =============

* Analysis of Fund Share Transactions:
   Shares outstanding, beginning of period .....................................................       10,319,398        10,431,824
   Shares issued to shareholders in reinvestment of distributions ..............................          112,426            80,011
                                                                                                    -------------     -------------
   Shares outstanding, end of period ...........................................................       10,431,824        10,511,835
                                                                                                    =============     =============

The Statement of Changes in Net Assets shows how the value of the Fund's net assets has changed since the end of the previous period. The difference reflects earnings less expenses, any investment gains and losses, distributions paid to shareholders, and any increase due to reinvestment of distributions in the Fund. The footnote illustrates the number of Fund shares outstanding at the beginning of the period, reinvested and outstanding at the end of the period, for the last two periods.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                  John Hancock Funds - Income Securities Trust

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:
--------------------------------------------------------------------------------

                                                                                 YEAR ENDED DECEMBER 31,
                                                                --------------------------------------------------------
                                                                  1993        1994        1995        1996        1997
                                                                --------    --------    --------    --------    --------
Per Share Operating Performance
   Net Asset Value, Beginning of Period ......................    $16.31      $16.97      $15.10      $16.74      $16.20
                                                                --------    --------    --------    --------    --------
   Net Investment Income .....................................      1.31        1.28        1.26        1.22        1.20
   Net Realized and Unrealized Gain (Loss) on Investments
     and Financial Futures Contracts .........................      0.80       (1.79)       1.64       (0.54)       0.35
                                                                --------    --------    --------    --------    --------
       Total from Investment Operations ......................      2.11       (0.51)       2.90        0.68        1.55
                                                                --------    --------    --------    --------    --------
   Less Distributions:
   Dividends from Net Investment Income ......................     (1.32)      (1.28)      (1.26)      (1.22)      (1.20)
   Distributions from Net Realized Gain on Investments Sold
     and Financial Futures Contracts .........................     (0.13)      (0.08)         --          --          --
                                                                --------    --------    --------    --------    --------
       Total Distributions ...................................     (1.45)      (1.36)      (1.26)      (1.22)      (1.20)
                                                                --------    --------    --------    --------    --------
   Net Asset Value, End of Period ............................    $16.97      $15.10      $16.74      $16.20      $16.55
                                                                ========    ========    ========    ========    ========
   Per Share Market Value, End of Period .....................   $16.500     $13.750     $15.750     $14.875     $16.750
   Total Investment Return at Market Value ...................      7.22%      (8.70%)     24.11%       2.34%      21.57%

Ratios and Supplemental Data
   Net Assets, End of Period (000s omitted) ..................  $170,988    $154,116    $172,732    $168,961    $173,940
   Ratio of Expenses to Average Net Assets ...................      0.84%       0.87%       0.84%       0.84%       0.84%
   Ratio of Net Investment Income to Average Net Assets ......      7.67%       8.03%       7.77%       7.50%       7.34%
   Portfolio Turnover Rate ...................................        95%         82%        105%        117%        143%

The Financial Highlights summarizes the impact of the following factors on a single share for each period indicated: net investment income, gains (losses), dividends and total investment return of the Fund. It shows how the Fund's net asset value for a share has changed since the end of the previous period. It also shows the total investment return for each period based on the market value of Fund shares. Additionally, important relationships between some items presented in the financial statements are expressed in ratio form.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                  John Hancock Funds - Income Securities Trust

Schedule of Investments
December 31, 1997
--------------------------------------------------------------------------------
The Schedule of Investments is a complete list of all securities owned by Income Securities Trust on December 31, 1997. It's divided into two main categories: publicly traded bonds and short-term investments. The securities are further broken down by industry groups. Short-term investments, which represent the Fund's "cash" position, are listed last.

                                                                                           PAR VALUE
                                                                        INTEREST  CREDIT     (000s       MARKET
ISSUER, DESCRIPTION                                                       RATE    RATING*   OMITTED)      VALUE
-------------------                                                       ----    -------   --------      -----
PUBLICLY TRADED BONDS
Aerospace (0.39%)
  Jet Equipment Trust,
   Equipment Trust Cert Ser 95B2  08-15-14 (R) .......................   10.910%    BBB-       $550       $686,582
                                                                                                       -----------
Banks (9.42%)
  Abbey National First Capital, B.V.,
   Sub Note (United Kingdom) 10-15-04, (Y) ...........................    8.200     AA-       1,000      1,093,930
  ABN-Amro Bank N.V. - Chicago Branch,
   Gtd Sub Deb (Netherlands) 05-31-05, (Y) ...........................    7.250     AA-         500        524,890
  African Development Bank,
   Sub Note (Supra National) 12-15-03, (Y) ...........................    9.750     AA-       1,000      1,181,150
  Bank of New York,
   Cap Security  12-01-26 (R) ........................................    7.780     A-          595        618,389
  Banque National de Paris - New York Branch,
   Sub Note (France) 01-15-07, (Y) ...................................    7.200     A1          540        558,290
  Barclays North American Capital Corp.,
   Gtd Cap Note  05-15-21 ............................................    9.750     AA-         900      1,014,993
  Landeskreditbank Baden - Wuerttemberg,
   Sub Note (Germany) 02-01-23, (Y) ..................................    7.625     AAA       2,500      2,833,275
  National Westminster Bank PLC - New York Branch,
   Sub Note  05-01-01 ................................................    9.450     AA-       1,250      1,365,588
  NB Capital Trust IV,
   Cap Security  04-15-27 ............................................    8.250     A-          570        622,018
  Scotland International Finance No. 2 B.V.,
   Gtd Sub Note (United Kingdom) 01-27-04 (R), (Y) ...................    8.800     A         2,000      2,247,260
   Gtd Sub Note (United Kingdom) 11-01-06 (R), (Y) ...................    8.850     A+          750        862,430
  Security Pacific Corp.,
   Medium Term Sub Note  04-26-01 ....................................   10.500     A1        1,500      1,692,795
   Sub Note  11-15-00 ................................................   11.500     A         1,000      1,135,450
  State Street Institutional Capital B,
   Cap Security  03-15-27 (R) ........................................    8.035     A           590        631,265
                                                                                                       -----------
                                                                                                        16,381,723
                                                                                                       -----------
Broker Services (0.31%)
  CS First Boston,
   Sub Note  05-15-06 (R) ............................................    7.750     AA-         500        534,985
                                                                                                       -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                  John Hancock Funds - Income Securities Trust

                                                                                           PAR VALUE
                                                                        INTEREST  CREDIT     (000s       MARKET
ISSUER, DESCRIPTION                                                       RATE    RATING*   OMITTED)      VALUE
-------------------                                                       ----    -------   --------      -----
Building (0.68%)
  Georgia-Pacific Corp.,
   Deb  01-15-18 .....................................................    9.750%    BBB-       $685       $712,105
   Deb  02-15-18 .....................................................    9.500     BBB-        450        469,139
                                                                                                       -----------
                                                                                                         1,181,244
                                                                                                       -----------
Chemicals (0.19%)
  Sociedad Quimica y Minera de Chile S.A.,
   Loan Part Ctf (Chile) 09-15-06 (R), (Y) ...........................    7.700     BBB+        320        329,114
                                                                                                       -----------
Containers (0.55%)
  Riverwood International Corp.,
   Gtd Sr Sub Note  04-01-08 .........................................   10.875     CCC+        295        278,775
  Stone Container Corp.,
   Unit  04-01-02 ....................................................   12.250     B-          650        672,750
                                                                                                       -----------
                                                                                                           951,525
                                                                                                       -----------
Cosmetics & Personal Care (0.44%)
  Johnson & Johnson,
   Deb  11-15-23 .....................................................    6.730     AAA         750        767,003
                                                                                                       -----------
Energy (0.71%)
  AES Corp.,
   Sr Sub Note  07-15-06 .............................................   10.250     B+          695        752,338
  CalEnergy Co., Inc.,
   Sr Note  09-15-06 .................................................    9.500     BB-         450        491,724
                                                                                                       -----------
                                                                                                         1,244,062
                                                                                                       -----------
Finance (5.96%)
  CIT Group Holdings, Inc.,
   Deb  03-15-01 .....................................................    9.250     A         1,000      1,089,070
  Constitution Capital Trust I,
   Cap Security  04-15-27 (R) ........................................    9.150     BBB         420        472,844
  ContiFinancial Corp.,
   Sr Note  08-15-03 .................................................    8.375     BB+         400        414,000
  DR Investments,
   Sr Note  05-15-07 (R) .............................................    7.450     A-          450        478,805
  DSPL Finance Co. B.V.,
   Gtd Sr Sec Note (Indonesia) 12-30-10 (R), (Y) .....................    9.120     BBB         500        398,900
  Ford Motor Credit Co.,
   Note  12-08-05 ....................................................    6.250     A           240        237,430
  Green Tree Home Improvement Loan Trust,
   Pass Thru Ctf Ser 1995-D Class M-1  09-15-25 ......................    6.950     Aa2         650        660,461
  IMC Home Equity Loan Trust,
   Pass Thru Ctf Ser 1996-1 Class A-5  12-25-13 ......................    6.290     AAA         720        716,175
  Industrial Credit Investment Corporation of India Ltd.,
   Bond (India) 08-15-07 (R), (Y) ....................................    7.550     BB+         540        447,768
  MBNA Master Credit Card Trust,
   Ser 1995-D Class A  11-15-02 ......................................    6.050     AAA       1,585      1,586,981

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                  John Hancock Funds - Income Securities Trust

                                                                                           PAR VALUE
                                                                        INTEREST  CREDIT     (000s       MARKET
ISSUER, DESCRIPTION                                                       RATE    RATING*   OMITTED)      VALUE
-------------------                                                       ----    -------   --------      -----
Finance (continued)
  Merrill Lynch Mortgage Investors, Inc.,
   Sub Bond Ser 1992-B Class B 04-15-12 ..............................    8.500%    Aaa        $341       $346,115
  Midland American Capital Corp.,
   Gtd Deb  11-15-03 .................................................   12.750     A         1,500      1,579,680
  Standard Credit Card Master Trust,
   Credit Card Part Ctf Ser 1995-10 Class A 02-07-01 .................    5.900     AAA         500        499,215
  Susa Partnership, LP,
   Note 12-01-07 .....................................................    7.000     BBB         350        351,820
  United Companies Financial Corp.,
   Sr Note 01-15-04 ..................................................    7.700     BBB-        600        603,948
  Yanacocha Receivables Master Trust,
   Pass Thru Cert Ser 1997-A (Peru) 06-15-04 (R), (Y) ................    8.400     BBB-        492        491,960
                                                                                                       -----------
                                                                                                        10,375,172
                                                                                                       -----------
Funeral Services & Related (0.43%)
  Loewen Group International, Inc.,
   Gtd Sr Note 10-15-03 ..............................................    8.250     BB+         740        757,575
                                                                                                       -----------
Glass Products (0.29%)
  Vicap S.A. de C.V.,
   Gtd Sr Note (Mexico) 05-15-07 (R), (Y) ............................   11.375     B+          470        501,725
                                                                                                       -----------
Government - Foreign (2.29%)
  Croatia, Republic of,
   Sr Note (Croatia) 02-27-02 (R), (Y) ...............................    7.000     BBB-        520        520,858
  Nova Scotia, Province of,
   Deb (Canada) 04-01-22, (Y) ........................................    8.750     A-          750        932,243
  Ontario, Province of,
   Bond (Canada) 06-04-02, (Y) .......................................    7.750     AA-         500        531,405
  Panama, Republic of,
   Note (Panama) 02-13-02 (R), (Y) ...................................    7.875     BB+         530        510,125
  Quebec, Province of,
   Deb (Canada) 10-01-13, (Y) ........................................   13.000     A+          500        547,275
   Deb (Canada) 07-15-23, (Y) ........................................    7.500     A+          280        300,874
  Saskatchewan, Province of,
   Bond (Canada) 12-15-20, (Y) .......................................    9.375     A           480        636,557
                                                                                                       -----------
                                                                                                         3,979,337
                                                                                                       -----------
Government - U.S. (24.17%)
  United States Treasury,
   Bond 08-15-05 .....................................................   10.750     AAA         885      1,151,332
   Bond 08-15-17 .....................................................    8.875     AAA       1,745      2,316,208
   Bond 05-15-18 .....................................................    9.125     AAA       2,250      3,064,568
   Bond 02-15-23 + ...................................................    7.125     AAA      10,108     11,538,888
   Note 04-15-98 .....................................................    7.875     AAA       1,000      1,006,720
   Note 02-15-99 .....................................................    8.875     AAA       4,395      4,546,759
   Note 11-30-99 .....................................................    7.750     AAA       3,323      3,446,051
   Note 05-15-01 .....................................................    8.000     AAA         996      1,064,007
   Note 05-15-02 .....................................................    7.500     AAA       7,830      8,356,098

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                  John Hancock Funds - Income Securities Trust

                                                                                           PAR VALUE
                                                                        INTEREST  CREDIT     (000s       MARKET
ISSUER, DESCRIPTION                                                       RATE    RATING*   OMITTED)      VALUE
-------------------                                                       ----    -------   --------      -----
Government - U.S. (continued)
   Note 02-15-05 .....................................................    7.500%    AAA      $5,048     $5,548,055
                                                                                                       -----------
                                                                                                        42,038,686
                                                                                                       -----------
Government - U.S. Agencies (9.11%)
  Federal Home Loan Mortgage Corp.,
   20 Yr Pass Thru Ctf 01-01-16 ......................................   11.250     AAA         473        530,882
  Federal National Mortgage Assn.,
   15 Yr SF Pass Thru Ctf 01-25-05 ...................................    8.000     AAA       1,000      1,042,500
   15 Yr SF Pass Thru Ctf 02-01-08 ...................................    7.500     AAA         472        484,846
   15 Yr SF Pass Thru Ctf 06-01-10 ++ ................................    7.000     AAA         995      1,009,607
   30 Yr SF Pass Thru Ctf 10-01-23 ...................................    7.000     AAA         740        748,886
   30 Yr Pass Thru Ctf 03-01-24 ++ ...................................    6.500     AAA         300        296,250
   Pass Thru Ctf Ser 1997-M8 Class A-1 01-25-22 ......................    6.940     AAA         383        396,188
  Financing Corp.,
   Bond 02-08-18 .....................................................    9.400     A-1+      2,000      2,713,440
  Government National Mortgage Assn.,
   30 Yr SF Pass Thru Ctf 11-15-19 to 02-15-25 .......................    9.500     AAA       1,055      1,141,740
   30 Yr SF Pass Thru Ctf 11-15-20 ...................................   10.000     AAA         344        383,402
   30 Yr SF Pass Thru Ctf 04-15-21 ...................................    9.000     AAA         465        504,154
   30 Yr SF Pass Thru Ctf 01-15-23 to 03-15-23 .......................    8.500     AAA       1,410      1,487,392
   30 Yr SF Pass Thru Ctf 02-15-24 to 02-15-26 ++ ....................    7.500     AAA       3,136      3,214,278
   30 Yr SF Pass Thru Ctf 08-15-26 ...................................    8.000     AAA         750        777,398
  Tennessee Valley Authority,
   Power Bonds 1989 Ser G  11-15-29 ..................................    8.625     AAA       1,000      1,113,540
                                                                                                       -----------
                                                                                                        15,844,503
                                                                                                       -----------
Insurance (4.89%)
  Conseco, Inc.,
   Sr Note 12-15-04 ..................................................   10.500     BBB         740        890,427
  Equitable Life Assurance Society of the United States,
   Surplus Note 12-01-05 (R) .........................................    6.950     A           550        561,875
  Fairfax Financial Holdings Ltd.,
   Note 04-15-26 .....................................................    8.300     BBB+        695        770,699
  Liberty Mutual Insurance Co.,
   Surplus Note 05-04-07 (R) .........................................    8.200     A+        1,100      1,213,795
   Surplus Note 10-15-26 (R) .........................................    7.875     A2          435        478,783
  Massachusetts Mutual Life Insurance Co.,
   Surplus Note 11-15-23 (R) .........................................    7.625     AA        1,145      1,251,233
  NAC Re Corp.,
   Note 06-15-99 .....................................................    8.000     A-          370        378,654
  New York Life Insurance Co.,
   Surplus Note 12-15-23 (R) .........................................    7.500     AA-       1,500      1,523,070
  Sun Canada Financial Co.,
   Gtd Sub Note 12-15-07 (R) .........................................    6.625     AA          725        738,420
  URC Holdings Corp.,
   Sr Note 06-30-06 (R) ..............................................    7.875     A-          640        690,477
                                                                                                       -----------
                                                                                                         8,497,433
                                                                                                       -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                  John Hancock Funds - Income Securities Trust

                                                                                           PAR VALUE
                                                                        INTEREST  CREDIT     (000s       MARKET
ISSUER, DESCRIPTION                                                       RATE    RATING*   OMITTED)      VALUE
-------------------                                                       ----    -------   --------      -----
Leisure (0.97%)
  Mohegan Tribal Gaming Authority,
   Sr Sec Note Ser B 11-15-02 ........................................   13.500%    BB+        $150       $192,375
  Showboat Marina Casino Partnership/Finance Corp.,
   1st Mtg Note Ser B 03-15-03 .......................................   13.500     B           500        602,500
  Sun International Hotels Ltd.,
   Sub Note 12-15-07 .................................................    8.625     B+          260        263,900
  Trump Hotels & Casino Resorts Funding, Inc./Holdings, L.P.,
   Sr Note 06-15-05 ..................................................   15.500     B-          550        629,750
                                                                                                       -----------
                                                                                                         1,688,525
                                                                                                       -----------
Media (7.03%)
  Adelphia Communications Corp.,
   Sr Note 10-01-02 ..................................................    9.250     B3          550        561,000
  Century Communications Corp.,
   Sr Note 08-15-00 ..................................................    9.500     BB-         280        292,600
  Clear Channel Communications, Inc.,
   Deb 10-15-27 ......................................................    7.250     BBB-        545        548,270
  Comcast Cable Communications, Inc.,
   Note  05-01-17 ....................................................    8.875     BBB-        195        230,911
  Comcast Corp.,
   Sr Sub Deb  07-15-12 ..............................................   10.625     BB+         605        749,335
  Continental Cablevision, Inc.,
   Sr Sub Deb  06-01-07 ..............................................   11.000     BBB       1,210      1,343,536
  Garden State Newspapers, Inc.,
   Sr Sub Note  10-01-09 (R) .........................................    8.750     B+          450        452,250
  Hearst-Argyle Television, Inc.,
   Sr Note  11-15-07 .................................................    7.000     Baa3        505        508,732
  Le Groupe Videotron Ltee,
   Sr Note (Canada) 02-15-05, (Y) ....................................   10.625     Ba3         250        275,245
  News America Holdings, Inc.,
   Gtd Sr Deb  08-10-18 ..............................................    8.250     BBB-        710        775,114
   Sr Note  10-15-99 .................................................    9.125     BBB-      1,000      1,045,970
  Rogers Cablesystems Ltd.,
   Sr Note Ser B (Canada) 03-15-05, (Y) ..............................   10.000     BB+         800        880,000
  SFX Broadcasting, Inc.,
   Sr Sub Note Ser B  05-15-06 .......................................   10.750     B-          495        543,263
  TeleWest Communications PLC,
   Sr Deb (United Kingdom) 10-01-06, (Y) .............................    9.625     B+          380        400,900
  Time Warner, Inc.,
   Deb  01-15-13 .....................................................    9.125     BBB-        565        672,785
  TKR Cable I, Inc.,
   Sr Deb  10-30-07 ..................................................   10.500     BBB-      1,955      2,203,872
  Videotron Holdings PLC,
   Sr Discount Note (United Kingdom) 08-15-05, (Y) ...................   11.000     BBB+        840        742,972
                                                                                                       -----------
                                                                                                        12,226,755
                                                                                                       -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                  John Hancock Funds - Income Securities Trust

                                                                                           PAR VALUE
                                                                        INTEREST  CREDIT     (000s       MARKET
ISSUER, DESCRIPTION                                                       RATE    RATING*   OMITTED)      VALUE
-------------------                                                       ----    -------   --------      -----
Medical (1.06%)
  Integrated Health Services, Inc.,
   Sr Sub Note  01-15-08 (R) .........................................    9.250%    B          $595       $606,900
  Physician Sales & Services, Inc.,
   Sr Sub Note  10-01-07 (R) .........................................    8.500     B           235        239,700
  Quest Diagnostics, Inc.,
   Sr Sub Note  12-15-06 .............................................   10.750     B+          355        386,950
  Tenet Healthcare Corp.,
   Sr Sub Note  01-15-07 .............................................    8.625     B+          585        604,013
                                                                                                       -----------
                                                                                                         1,837,563
                                                                                                       -----------
Mortgage Banking (2.01%)
  Countywide Home Loans, Inc.,
   Mortgage Pass Thru Ctf Ser 1997-7 Cl A8  12-25-27 .................    7.250     Aaa         919        946,621
  GMAC Commercial Mortgage Securities, Inc.,
   Pass Thru Ctf Ser 1997-C2 Class A3  11-15-07 ......................    6.566     AAA         705        712,931
  Money Store Residential Trust 1997-I (The),
   Pass Thru Ctf Ser 1997-I Class A-3  08-15-12 ......................    6.680     AAA         650        646,953
  Salomon Brothers Mortgage Securities VII, Inc.,
   Mtg Pass Thru Ctf Ser 1997-HUD2 Class A-2  07-25-24 ...............    6.750     Aaa         454        457,782
  UCFC Home Equity Loan Trust,
   Pass Thru Ctf Ser 1996-D1 Class A6  02-15-25 ......................    7.180     AAA         710        737,705
                                                                                                       -----------
                                                                                                         3,501,992
                                                                                                       -----------
Oil & Gas (1.44%)
  Camuzzi Gas Pampeana S.A.,
   Note 12-15-01 .....................................................    9.250     BBB-        328        328,000
  Norsk Hydro ASA,
   Deb (Norway) 10-01-16, (Y) ........................................    7.500     A           720        775,541
  Occidental Petroleum Corp.,
   Sr Deb  09-15-09 ..................................................   10.125     BBB         600        762,192
  Transgas de Occidenta S.A.,
   Sr Note (Colombia) 11-01-10 (R), (Y) ..............................    9.790     BBB-        615        633,107
                                                                                                       -----------
                                                                                                         2,498,840
                                                                                                       -----------
Paper & Paper Products (0.94%)
  Celulosa Arauco Y Constitucion S.A.,
   Note (Chile) 09-15-09 (R), (Y) ....................................    7.200     Baa3        565        553,135
  Indah Kiat International Finance Co.,
   Gtd Sec Bond Ser B (Indonesia) 06-15-02, (Y) ......................   11.875     BB          140        135,100
   Gtd Sec Bond Ser C (Indonesia) 06-15-06, (Y) ......................   12.500     BB          265        257,050
  Indah Kiat Pulp & Paper Corp. (P.T.),
   Sr Sec Note (Canadian Dollar) 11-01-00 (R) ........................    8.875     BB          235        211,500
  S.D. Warren Co.,
   Sr Sub Note  12-15-04 .............................................   12.000     B+          432        482,760
                                                                                                       -----------
                                                                                                         1,639,545
                                                                                                       -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                  John Hancock Funds - Income Securities Trust

                                                                                           PAR VALUE
                                                                        INTEREST  CREDIT     (000s       MARKET
ISSUER, DESCRIPTION                                                       RATE    RATING*   OMITTED)      VALUE
-------------------                                                       ----    -------   --------      -----
Real Estate Investment Trust (0.29%)
  TriNet Corporate Realty Trust, Inc.,
   Note  05-15-01 ....................................................    7.300%    BBB-       $500       $511,180
                                                                                                       -----------
Retail (2.54%)
  Fort James Corp.,
   Sr Note  09-15-02 .................................................    6.500     BBB-        470        472,171
  Kroger Co. (The),
   Lease Ctf  02-01-09 ...............................................   12.950     BBB-      1,910      2,139,200
  May Department Stores Co. (The),
   Deb  06-15-18 .....................................................   10.750     A           254        270,977
  Safeway, Inc.,
   Deb  01-15-09 .....................................................   13.500     BBB         474        531,253
  Southern Foods Group L.P.,
   Sr Sub Note  09-01-07 (R) .........................................    9.875     B           515        538,175
  Supermercados Norte,
   Bond (Argentina) 02-09-04 (R), (Y) ................................   10.875     B1          490        464,275
                                                                                                       -----------
                                                                                                         4,416,051
                                                                                                       -----------
Steel (0.29%)
  IVACO Inc.,
   Sr Note (Canada) 09-15-05, (Y) ....................................   11.500     B+          320        348,000
  Weirton Steel Corp.,
   Sr Note  03-01-98 .................................................   11.500     B           149        149,745
                                                                                                       -----------
                                                                                                           497,745
                                                                                                       -----------
Telecommunications (2.38%)
  Esprit Telecom Group PLC,
   Sr Note (United Kingdom) 12-15-07, (Y) ............................   11.500     NR          260        267,800
  Iridium LLC/Iridium Capital Corp.,
   Gtd Sr Note Ser A  07-15-05 .......................................   13.000     B-          585        614,206
  Metronet Communications Corp.,
   Unit (Sr Note & Warrant) (Canada) 08-15-07 (R), (Y) ...............   12.000     NR          530        612,150
  Nextel Communications, Inc.,
   Sr Disc Note (Step coupon, 11.50%, 09-01-98) 09-01-03 .............     Zero     CCC         635        631,031
   Sr Disc Note (Step coupon, 9.75%, 02-15-99) 08-15-04 ..............     Zero     CCC         705        627,450
  Qwest Communications International Inc.,
   Sr Note Ser B  04-01-07 ...........................................   10.875     B+          465        528,938
  TCI Communications, Inc.,
   Sr Deb  08-01-15 ..................................................    8.750     BBB-        523        606,152
  Teligent, Inc.,
   Sr Note  12-01-07 .................................................   11.500     CCC         260        260,650
                                                                                                       -----------
                                                                                                         4,148,377
                                                                                                       -----------
Tobacco (0.50%)
  RJR Nabisco, Inc.,
   Note  12-01-02 ....................................................    8.625     BBB-        455        484,388
   Note  09-15-03 ....................................................    7.625     BBB-        375        383,295
                                                                                                       -----------
                                                                                                           867,683
                                                                                                       -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                  John Hancock Funds - Income Securities Trust

                                                                                           PAR VALUE
                                                                        INTEREST  CREDIT     (000s       MARKET
ISSUER, DESCRIPTION                                                       RATE    RATING*   OMITTED)      VALUE
-------------------                                                       ----    -------   --------      -----
Transportation (4.67%)
  America West Airlines, Inc.,
   Pass Thru Ctf Ser B  01-02-08 .....................................    6.930%    A-         $530       $535,784
  Continental Airlines,
   Pass Thru Ctf Ser 96-C  10-15-13 ..................................    9.500     BBB+        490        570,123
  Humpuss Funding Corp.,
   Gtd Note (Indonesia) 12-15-09 (R), (Y) ............................    7.720     Baa3        534        431,494
  MRS Logistica S.A.,
   Bond Ser B (Brazil) 08-15-05 (R), (Y) .............................   10.625     B           450        406,125
  Northwest Airlines, Inc.,
   Gtd Note  03-15-04 ................................................    8.375     BB-         265        272,828
   Pass Thru Ctf Ser 1996-1C  01-02-05 ...............................   10.150     BB+         325        347,932
   Pass Thru Ctf Ser 1996-1D  01-02-15 ...............................    8.970     BBB-        393        436,145
  NWA Trust,
   Sr Note Ser A  06-21-14 ...........................................    9.250     A2          586        692,920
  Railcar Trust No. 1992-1,
   Pass Thru Ser 1992-1 Class A  06-01-04 ............................    7.750     AAA       1,469      1,540,690
  Scandinavian Airlines System,
   Deb (Sweden) 07-20-99, (Y) ........................................    9.125     A3          700        731,500
  Sea-Land Service, Inc.,
   Gtd Deb Ser A  01-02-11 ...........................................   10.600     BBB       1,000      1,052,720
  U.S. Air, Inc.,
   Pass Thru Ctf Ser 1989-A2  01-01-13 ...............................    9.820     A-          355        392,719
   Pass Thru Ctf Ser 1990-A1  03-19-05 ...............................   11.200     BB+         637        713,965
                                                                                                       -----------
                                                                                                         8,124,945
                                                                                                       -----------
Utilities (13.84%)
  Avon Energy Partners Holdings,
   Sr Note (United Kingdom) 12-11-07 (R), (Y) ........................    7.050     A-          353        359,433
  British Telecom Finance, Inc.,
   Gtd Deb (United Kingdom) 02-15-19, (Y) ............................    9.625     AAA       1,120      1,208,301
  BVPS II Funding Corp.,
   Collateralized Lease Bond  06-01-17 ...............................    8.890     BB-         700        783,261
  Calpine Corp.,
   Sr Note  05-15-06 .................................................   10.500     B+          465        499,875
   Sr Note  07-15-07 (R) .............................................    8.750     BB-         200        204,000
  CE Casecnan Water & Energy Co., Inc.,
   Sr Note Ser A (Philippine Islands) 11-15-05, (Y) ..................   11.450     BB          400        412,000
  CE Energy,
   Note  12-30-07 (R) ................................................    6.995     BBB+        505        509,787
  Chugach Electric Association, Inc.,
   1St Mtg 1991 Ser A  03-15-22 ......................................    9.140     A         2,000      2,387,238
  Cleveland Electric Illuminating Co. & Toledo Edison Co.,
   Sec Note Ser B  07-01-04 ..........................................    7.670     Ba1         585        609,131
  Cleveland Electric Illuminating Co.,
   1st Mtg Ser B  05-15-05 ...........................................    9.500     BB+       1,090      1,208,830
  EIP Funding-PNM,
   Sec Fac Bond  10-01-12 ............................................   10.250     Ba2         718        836,116

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                  John Hancock Funds - Income Securities Trust

                                                                                           PAR VALUE
                                                                        INTEREST  CREDIT     (000s       MARKET
ISSUER, DESCRIPTION                                                       RATE    RATING*   OMITTED)      VALUE
-------------------                                                       ----    -------   --------      -----
Utilities (continued)
  Enersis S.A.,
   Note (Chile) 12-01-16, (Y) ........................................    7.400%    A-         $825       $818,615
  Fideicomiso Petacalco Trust,
   Sr Sec Note (Mexico) 12-23-09 (R), (Y) ............................   10.160     BB          470        479,400
  First PV Funding Corp.,
   Deb Ser 86A  01-15-14 .............................................   10.300     BB-         202        218,408
   Deb Ser 86B  01-15-16 .............................................   10.150     BB-         692        749,069
  GTE Corp.,
   Deb  11-01-20 .....................................................   10.250     A         1,500      1,694,310
  Hydro-Quebec Corp.,
   Gtd Bond (Canada) 02-01-21, (Y) ...................................    9.400     A+          900      1,162,080
   Gtd Deb (Canada) 02-01-03, (Y) ....................................    7.375     A+          750        784,538
  Iberdrola International B.V.,
   Note (Spain) 10-01-02, (Y) ........................................    7.500     AA-       2,000      2,104,920
  Long Island Lighting Co.,
   Deb  07-15-19 .....................................................    8.900     BB+         395        420,316
   Gen Ref Bond  05-01-21 ............................................    9.750     BBB       1,080      1,107,000
   Gen Ref Mtg  07-01-24 .............................................    9.625     BBB       1,055      1,074,781
  Midland Cogeneration Venture L.P.,
   Sec Deb Ser C-91  07-23-02 ........................................   10.330     BB        1,052      1,131,296
  Midland Funding Corp. II,
   Deb  07-23-05 .....................................................   11.750     B           300        360,405
   Deb Ser B  07-23-06 ...............................................   13.250     B           225        289,087
  North Atlantic Energy Corp.,
   1st Mtg Bond  06-01-02 ............................................    9.050     B+          600        616,584
  Philippine Long Distance Telephone Co.,
   Note (Philippine Islands) 03-06-07, (Y) ...........................    7.850     BB+         554        482,673
  Puget Sound Energy, Inc.,
   Jr Sub Deb  06-01-27 (R) ..........................................    8.231     Baa3        330        344,322
  System Energy Resources, Inc.,
   1st Mtg  08-01-01 .................................................    7.710     BBB-        615        637,773
  Waterford 3 Funding Corp.,
   Sec Lease Obligation Bond  01-02-17 ...............................    8.090     BBB-        555        580,164
                                                                                                       -----------
                                                                                                        24,073,713
                                                                                                       -----------
                                                       TOTAL PUBLICLY TRADED BONDS
                                                               (Cost $164,797,375)           (97.79%)  170,103,583
                                                                                              ------   -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                  John Hancock Funds - Income Securities Trust

                                                                                          PAR VALUE
                                                                                INTEREST    (000s       MARKET
ISSUER, DESCRIPTION                                                               RATE     OMITTED)      VALUE
-------------------                                                               ----     --------      -----
SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (1.98%)
  Investment in a joint repurchase agreement transaction with HSBC
   Securities, Inc. , Dated 12-31-97, Due 01-02-98 (Secured by
   U. S. Treasury Notes, 9.250% thru 11.250%, Due 02-15-15
   thru 02-15-16) - Note A............................................           6.600%     $3,440      $3,440,000
                                                                                                       -----------
Corporate Savings Account (0.00%)
  Investors Bank & Trust Company Daily
   Interest Savings Account, Current Rate 4.95%.......................                                         627
                                                                                                       -----------
                                                           TOTAL SHORT-TERM INVESTMENTS      (1.98%)     3,440,627
                                                                                           -------    ------------
                                                                      TOTAL INVESTMENTS     (99.77%)  $173,544,210
                                                                                           -------    ------------
                                                           OTHER ASSETS AND LIABILITIES      (0.23%)       396,173
                                                                                           -------    ------------
                                                                       TOTAL NET ASSETS    (100.00%)  $173,940,383
                                                                                           =======    ============

NOTES TO THE SCHEDULE OF INVESTMENTS

(R) These securities are exempt from registration under rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $23,236,416 or 13.36% of net assets as of December 31, 1997.

(Y) Parenthetical disclosure of a foreign country in the security description represents country of a foreign issuer; however, security is U.S. dollar denominated.

+ A portion of this United States Treasury Bond with a value of $5,708 owned by the Fund was designated as margin deposits for futures contracts as of December 31, 1997.

++ These securities having an aggregate value of $2,038,281 or 1.17% of the Fund's net assets, have been purchased on a when issued basis. The purchase price and the interest rate of such securities are fixed at trade date, although the Fund does not earn any interest on such securities until settlement date. The Fund has instructed its Custodian Bank to segregate assets with a current value at least equal to the amount of its when issued commitments. Accordingly, the market values of $783,167 and $1,317,773 of U.S. Treasury Bond, 9.125%, 05-15-18 and U.S. Treasury Note, 7.500%, 02-15-05 have been segregated to cover the when issued commitments.

* Credit ratings are unaudited and rated by Standard & Poor's where available, or Moody's Investor Services or John Hancock Advisers, Inc. where Standard & Poor's ratings are not available.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==========================NOTES TO FINANCIAL STATEMENTS=========================

                  John Hancock Funds - Income Securities Trust

NOTE A -
ACCOUNTING POLICIES

John Hancock Income Securities Trust (the "Fund") is a closed-end investment management company registered under the Investment Company Act of 1940.

      Significant accounting policies of the Fund are as follows:

VALUATION OF INVESTMENTS Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost which approximates market value.

JOINT REPURCHASE AGREEMENT Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more repurchase agreements whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

INVESTMENT TRANSACTIONS Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

FEDERAL INCOME TAXES The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments, to its shareholders. Therefore, no federal income tax provision is required. For federal income tax purposes, the Fund has $94,631 of capital loss carryforwards available, to the extent provided by regulations, to offset future net realized capital gains. To the extent such carryforwards are used by the Fund, no capital gain distributions will be made. The carryforwards expire as follows: December 31, 2004 -- $76,080, and December 31, 2005 -- $18,551.

DIVIDENDS, INTEREST AND DISTRIBUTIONS Interest income on investment securities is recorded on the accrual basis.

      The Fund records all dividends and distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations, which may differ from generally accepted accounting principles.

USE OF ESTIMATES The preparation of these financial statements in accordance with generally accepted accounting principles incorporates estimates made by management in determining the reported amounts of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

DISCOUNT ON SECURITIES The Fund accretes original issue discount from par value on securities purchased from either the date of issue or the date of purchase over the life of the security, as required by the Internal Revenue Code.

FINANCIAL FUTURES CONTRACTS The Fund may buy and sell financial futures contracts to hedge against the effects of fluctuations in interest rates and other market conditions. Buying futures tends to increase the Fund's exposure to the underlying instrument. Selling futures tends to decrease the Fund's exposure to the underlying instrument or hedge other Fund instruments. At the time the Fund enters into a financial futures contract, it will be required to deposit with its custodian a specified amount of cash or U.S. government securities, known as "initial margin," equal to a certain percentage of the value of the financial futures contracts being traded. Each day, the futures contract is valued at the official settlement price of the board of trade or U.S. commodities exchange on which it trades. Subsequent payments, known as "variation margin," to and from the broker are made on a daily basis as the market price of the financial futures contract fluctuates. Daily variation margin adjustments, arising from this "mark to market," are recorded by the Fund as unrealized gains or losses.

      When the contracts are closed, the Fund recognizes a gain or loss. Risks of entering into futures contracts include the possibility that there may be an illiquid market and/or that a change in the value of the contract may not correlate with changes in the value of the underlying securities. In addition, the Fund could be prevented from opening or

==========================NOTES TO FINANCIAL STATEMENTS=========================

                  John Hancock Funds - Income Securities Trust

realizing the benefits of closing out futures positions because of position limits or limits on daily price fluctuations imposed by an exchange.

      For federal income tax purposes, the amount, character and timing of the Fund's gains and/or losses can be affected as a result of futures transactions.

      At December 31, 1997, open positions in financial futures contracts were as follows:

                                                  UNREALIZED
EXPIRATION   OPEN CONTRACT             POSITION   DEPRECIATION
----------   -------------             --------   ------------

MAR  98      2 U.S. TREASURY NOTE      SHORT      $3,313
                                                  ======

At December 31, 1997, the Fund has deposited in a segregated account $5,000 par value of U.S. Treasury Bond, 7.125% due 02-15-23, to cover margin requirements on open financial futures contracts.

NOTE B -
MANAGEMENT FEE AND
ADMINISTRATIVE SERVICES

Under the present investment management contract, the Fund pays a quarterly management fee to the Adviser, for a continuous investment program, equivalent on an annual basis, to the sum of (a) 0.650% of the first $150,000,000 of the Fund's average weekly net asset value, (b) 0.375% of the next $50,000,000, (c) 0.350% of the next $100,000,000 and (d) 0.300% of the Fund's average weekly net asset value in excess of $300,000,000.

      In the event normal operating expenses of the Fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, exceeds 1.5% of the first $30,000,000 of the Fund's average weekly net asset value and 1.0% of the Fund's average weekly net asset value in excess of $30,000,000, the fee payable to the Adviser will be reduced to the extent of such excess and the Adviser will make additional arrangements necessary to eliminate any remaining excess expenses.

      The Fund has an agreement with the Adviser to perform necessary tax and financial management services for the Fund. The compensation for the year was at an annual rate of less than 0.02% of the average net assets of the Fund.

      Mr. Edward J. Boudreau, Jr., Ms. Anne C. Hodsdon and Mr. Richard S. Scipione are trustees and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. At December 31, 1997, the Fund's investment to cover the deferred compensation had unrealized appreciation of $1,225.

NOTE C -
INVESTMENT TRANSACTIONS

Purchases and proceeds from sales of securities, other than obligations of the U.S. government and its agencies and short-term securities, during the year ended December 31, 1997, aggregated $106,694,460 and $114,651,296, respectively. Purchases and proceeds from sales of obligations of the U.S. government and its agencies aggregated $131,136,261 and $117,254,895, respectively.

      The cost of investments owned at December 31, 1997 (excluding the corporate savings account) for federal income tax purposes was $168,588,695. Gross unrealized appreciation and depreciation of investments at December 31, 1997 aggregated $6,786,701 and $1,831,813, respectively, resulting in net unrealized appreciation of $4,954,888.

================================================================================

                  John Hancock Funds - Income Securities Trust

REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Board of Trustees and Shareholders of John Hancock Income Securities Trust

We have audited the accompanying statement of assets and liabilities of John Hancock Income Securities Trust (the "Trust"), including the schedule of investments, as of December 31, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the custodian and brokers, or other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of John Hancock Income Securities Trust at December 31, 1997, the results of its operations for the year then ended, changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.


                                                           /s/ Ernst & Young LLP

Boston, Massachusetts
February 6, 1998


TAX INFORMATION NOTICE (UNAUDITED)

For federal income tax purposes, the following information is furnished with respect to the distribution of the Fund during the fiscal year ended December 31, 1997.

      None of the distributions qualify for the dividends received deduction available to corporations.

      Shareholders will be mailed a 1997 U.S.Treasury Department Form 1099-DIV in January of 1998. This will reflect the tax character of all distributions for calendar year 1997.

================================================================================

                  John Hancock Funds - Income Securities Trust

DIVIDENDS AND DISTRIBUTIONS

During 1997, dividends from net investment income totaling $1.2025 per share was paid to shareholders. The dates of payment and the amounts per share are as follows:
                                                INCOME
PAYMENT DATE                                   DIVIDEND
------------                                   --------

March 31, 1997                                  $0.3025
June 30, 1997                                   $0.3000
September 30, 1997                              $0.3000
December 30, 1997                               $0.3000

INVESTMENT OBJECTIVE AND POLICY

John Hancock Income Securities Trust is a closed-end diversified investment management company, shares of which were initially offered to the public on February 14, 1973 and are publicly traded on the New York Stock Exchange. Its investment objective is to generate a high level of current income consistent with prudent investment risk. The Fund invests in a diversified portfolio of freely marketable debt securities and may invest an amount not exceeding 20% of its assets in income-producing preferred and common stock. The Fund intends to engage in short-term trading, may issue a single class of senior securities not to exceed 33 1/3% of its net assets at market value, may borrow from banks as a temporary measure for emergency purposes in amounts not to exceed 5% of the total assets at cost and may lend its portfolio securities. The Fund pays quarterly dividends from net investment income and intends to distribute any available net realized capital gains annually. All distributions are paid in cash unless the shareholder elects to participate in the Automatic Dividend Reinvestment Plan.

FINANCIAL FUTURES CONTRACTS

The Fund may buy and sell financial futures contracts and options on futures contracts to hedge against the effects of fluctuations in interest rates and other market conditions. The Fund's ability to hedge successfully will depend on the Adviser's ability to predict accurately the future direction of interest rate changes and other market factors. There is no assurance that a liquid market for futures and options will always exist. In addition, the Fund could be prevented from opening, or realizing the benefits of closing out, a futures or options position because of position limits or limits on daily price fluctuations imposed by an exchange.

      The Fund will not engage in transactions in futures contracts and options on futures for speculation, but only for hedging or other permissible risk management purposes. All of the Fund's futures contracts and options on futures will be traded on a U.S. commodity exchange or board of trade. The Fund will not engage in a transaction in futures or options on futures if, immediately thereafter, the sum of initial margin deposits on existing positions and premiums paid for options on futures would exceed 5% of the Fund's total assets.

DIVIDEND REINVESTMENT PLAN

John Hancock Income Securities Trust offers shareholders the opportunity to elect to receive shares of the Fund's Common Shares in lieu of cash dividends. The Plan is available to all shareholders without charge. Any shareholder of record of John Hancock Income Securities Trust ("Income Securities") may elect to participate in the Automatic Dividend Reinvestment Plan (the "Plan") and receive shares of Income Securities' Common Shares in lieu of all or a portion of the cash dividends.

      Shareholders may join the Plan by filling out and mailing an authorization card showing an election to reinvest all or a portion of dividend payments. If received in proper form by State Street Bank and Trust Company, P.O. Box 8209, Boston, Massachusetts 02266-8209 (the "Agent Bank") not later than seven business days before the record date for a dividend, the election will be effective with respect to all dividends paid after such record date. Shareholders whose shares are held in the name of a broker or nominee should contact the broker, bank or nominee to participate in the Plan.

      Participation in the Plan may be terminated at any time by written notice to the Agent Bank and such termination will be effective immediately. However, notice of termination must be received seven days prior to the record date of any distribution to be effective for that distribution. Upon termination, certificates will be issued representing the number of full shares of Common Shares held by the Agent Bank. A shareholder will receive a cash payment for any fractional share held.

================================================================================

                  John Hancock Funds - Income Securities Trust

      The Agent Bank will act as agent for participating shareholders. The Board of Trustees of Income Securities will declare dividends from net investment income payable in cash or, in the case of shareholders participating in the Plan, partially or entirely in Income Securities' Common Shares. The number of shares to be issued for the benefit of each shareholder will be determined by dividing the amount of the cash dividend otherwise payable to such shareholder on shares included under the Plan by the per share net asset value of the Common Shares on the date for payment of the dividend, unless the net asset value per share on the payment date is less than 95% of the market price per share on that date, in which event the number of shares to be issued to a shareholder will be determined by dividing the amount of the cash dividend payable to such shareholder by 95% of the market price per share of the Common Shares on the payment date. The market price of the Common Shares on a particular date shall be the mean between the highest and lowest sales price on the New York Stock Exchange on that date. Net asset value will be determined in accordance with the established procedures of Income Securities. However, if as of such payment date the market price of the Common Shares is lower than such net asset value per share, the number of shares to be issued will be determined on the basis of such market price. Fractional shares, carried out to three decimal places, will be credited to your account. Such fractional shares will be entitled to future dividends.

      The shares issued to participating shareholders, including fractional shares, will be held by the Agent Bank in the name of the participant. A confirmation will be sent to each shareholder promptly, normally within seven days, after the payment date of the dividend. The confirmation will show the total number of shares held by such shareholder before and after the dividend, the amount of the most recent cash dividend which the shareholder has elected to reinvest and the number of shares acquired with such dividend.

      The reinvestment of dividends does not in any way relieve participating shareholders of any federal, state or local income tax which may be due with respect to such dividend. Dividends reinvested in shares will be treated on your federal income tax return as though you had received a dividend in cash in an amount equal to the fair market value of the shares received, as determined by the prices for shares of the Fund on the New York Stock Exchange as of the dividend payment date. Distributions from the Fund's long-term capital gains will be processed as noted above for those electing to reinvest in shares and will be taxable to you as long-term capital gains. The confirmation referred to above will contain all the information you will require for determining the cost basis of shares acquired and should be retained for that purpose. At year end, each account will be supplied with detailed information necessary to determine total tax liability for the calendar year.

      Additional information may be obtained from the Customer Service Department, John Hancock Income Securities Trust, 101 Huntington Avenue, Boston, Massachusetts 02199-7603, 1-800-843-0090.

================================================================================

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